UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08203

T. Rowe Price Quantitative Management Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

QM U.S. Small-Cap Growth Equity Fund	June 30, 2021
PRDSX	Investor Class
TQAAX	Advisor Class
TQAIX	I Class

T. ROWE PRICE QM U.S. SMALL-CAP GROWTH EQUITY FUND

HIGHLIGHTS

■	Small-cap stocks generally outperformed large-caps in the first half of 2021, but small-cap growth stocks trailed their value counterparts. Your fund lagged its benchmark, the MSCI US Small Cap Growth Index, and its Lipper peer group index.

■	Stock selection, particularly in the consumer discretionary, health care, and industrials and business services sectors, detracted from performance versus the MSCI benchmark. Stock choices in financials and real estate helped relative results.

■	Various metrics and portfolio characteristics reflect our bias toward companies that are higher in quality and have valuations that are more reasonable than those in the MSCI index. Most of the fund’s assets were invested in the health care, information technology, consumer discretionary, and industrials and business services sectors as of June 30.

■	Many sectors that benefited from fiscal and monetary stimulus have rallied in anticipation of stronger growth. As stock valuations are relatively full, future price appreciation could depend greatly on continued earnings growth. Also, a significant and unexpected decline in intermediate- and long-term interest rates might prompt investors to shift away from value stocks and companies that could benefit from interest rate increases.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Global stock markets produced strong returns during the first half of 2021, while rising yields weighed on returns in some bond sectors. Investor sentiment was buoyed by the reopening of developed market economies, unprecedented fiscal and monetary stimulus, and expectations that the economy would benefit from a release of pent-up demand.

All major global and regional equity benchmarks recorded positive results during the period. Developed market stocks generally outperformed emerging markets, while in the U.S., small-cap equities outpaced large-caps and value performed better than growth. The large-cap S&P 500 Index returned 15% and finished the period at a record high. The energy sector, which was the worst performer in 2020, was the leader for the six-month period amid a sharp increase in oil prices. Financial stocks also produced strong results as banks benefited from an increase in long-term interest rates, while the real estate sector was helped by a rollback in many pandemic-related restrictions. Utilities underperformed with slight gains.

Fiscal and monetary support remained a key factor in providing a positive backdrop for markets. President Joe Biden signed the $1.9 trillion American Rescue Plan Act into law in March, and the Federal Reserve kept its short-term lending rates near zero. However, as a result of strong economic growth, central bank policymakers revised their outlook in a somewhat less dovish direction near the end of the period and indicated that rate hikes could commence in 2023, which was earlier than previously expected.

The economic recovery was evident in a variety of indicators. According to the latest estimate, U.S. gross domestic product grew at an annualized rate of 6.4% in the first quarter of 2021 following 4.3% growth in the fourth quarter of 2020. Weekly jobless claims declined throughout the period to new pandemic-era lows, although the monthly nonfarm payroll report disappointed at times as employers struggled to fill positions. Meanwhile, overall profits for companies in the S&P 500 rose by nearly 53% year over year in the first quarter, according to FactSet—the best showing since late 2009.

However, less favorably, inflation concerns led to some volatility in the equity market and caused a sharp rise in longer-term Treasury yields in the first quarter. (Bond prices and yields move in opposite directions.) While inflation measures were above the Fed’s 2% long-term inflation target toward the end of our reporting period—core consumer prices, for example, recorded their largest annual increase (3.8%) since 1992 in May—investors seemed to accept the Fed’s determination that rising price pressures were due to transitory factors arising from the reopening of the global economy.

Longer-term Treasury yields trended lower as inflation expectations began to wane later in the period, but they still finished significantly higher than they were at the end of 2020. Rising yields were a headwind for many fixed income investors; however, high yield bonds, which are less sensitive to interest rate changes, produced solid results, and investment-grade corporate bonds also performed well amid solid corporate fundamentals.

As we look ahead, the central question for investors—assuming the economy’s recovery from the pandemic continues apace—is whether the returns on financial assets will be as robust. Valuations are elevated in nearly all asset classes, and, in some areas, there are clear signs of speculation. That said, a transformed global economic landscape is generating potential opportunities as well as risks. Post-pandemic trends have the potential to create both winners and losers, giving active portfolio managers greater scope to seek excess returns. It is not an easy environment to invest in, but our investment teams remain rooted in company fundamentals and focused on the long term, and they will continue to apply strong fundamental analysis as they seek out the best investments for your portfolio.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

FUND COMMENTARY

How did the fund perform in the past six months?

Small-cap stocks generally outperformed large-caps in the first half of 2021, but small-cap growth stocks trailed their value counterparts. Your fund returned 6.81% versus 14.16% for its benchmark, the MSCI US Small Cap Growth Index, and 10.41% for its Lipper peer group index. (Performance for the fund’s Advisor and I Class shares will vary due to their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The environment remained challenging for equity portfolio managers who favor quality stocks with reasonable valuations. While part of our reporting period featured favorable performance from stocks with reasonable valuations, quality companies, and reopening beneficiaries, much of it was characterized by strong performance from companies that we do not own—such as companies with the highest sales growth, lower-quality companies, and the most shorted stocks—because they do not meet our selection criteria.

For the full six-month period, stock selection, particularly in the consumer discretionary, health care, and industrials and business services sectors, detracted from performance versus the benchmark. On the plus side, our stock choices in financials and real estate helped relative results. Sector allocations in aggregate had a slight negative impact on relative performance.

In the consumer discretionary sector, not owning video game retailer GameStop was a headwind. GameStop surged as a meme-based stock investing trend prompted some retail investors to buy certain names based on social media mentions rather than on company fundamentals. We do not own it because it does not meet our investment criteria. Shares of Terminix, the pest control company recently spun out of ServiceMaster, underperformed. The company has performed in line with expectations so far this year, but it does face some industry headwinds as the economy reopens, homeowners go back to the office, and people refocus away from spending solely on their homes. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In health care, performance was hurt by ACADIA Pharmaceuticals, a biotechnology company focused on developing Nuplazid, a treatment for patients with psychiatric disorders. Shares fell after the Food and Drug Administration (FDA) notified the company that it would be unable to complete the review process for Nuplazid in dementia-related psychosis due to deficiencies in the approval filing. Although this means FDA approval will be delayed, at best, we remain optimistic that it will eventually be approved. Ultragenyx Pharmaceutical, which specializes in making so-called “orphan drugs” to treat rare diseases, also underperformed, as the company is working with the FDA to overcome safety issues in hopes of restarting drug trials for its prospective treatment for Angelman’s disease.

In the industrials and business services sector, Array Technologies hurt relative results. Array is a leading manufacturer of solar trackers in large, utility-scale solar operations. The trackers allow the solar panels to move and track the sun throughout the day, leading to greater energy generation. Shares plunged after the company noted that it was unable to affirm its previous earnings guidance for fiscal year 2021 due to surging steel and freight prices. On the other hand, our stake in Shoals Technologies helped performance. Shoals is a leading provider of electronic balance of system (EBOS) solutions for solar farms. EBOS includes wiring and cable assemblies, fuses, and electrical components for connectivity—essentially everything needed on a solar farm other than solar panels, inverters, and a tracking/mounting system. We believe it will be a long-term beneficiary of secular growth of utility-scale solar energy usage.

Our stock choices among financials contributed the most to relative performance. For example, shares of Signature Bank, which operates in the New York metropolitan area, benefited from solid first-quarter financial results. Notably, deposit growth well exceeded expectations. We like Signature’s growth-oriented focus and unique culture, and a renewed emphasis on commercial and industrial loans and an extension to the West Coast support longer-term growth prospects. Another notable contributor was Western Alliance Bancorporation, a large community bank operating in California, Nevada, and Arizona. Shares were propelled by asset growth, improved credit quality metrics, and expectations that rising interest rates will boost profitability from lending.

Stock selection in the real estate sector also added value, particularly First Industrial Realty Trust, a real estate investment trust that owns industrial and logistical real estate in several regions of the U.S. and has some major corporate customers that ship large quantities of packages. Shares were lifted by favorable financial results and expectations that several new development projects would add to the company’s cash flow growth.

How is the fund positioned?

Various metrics and portfolio characteristics reflect our bias toward companies that are higher in quality and have valuations that are more reasonable than those in the MSCI benchmark. For example, the historical earnings growth rate of our holdings (14.7%) was notably higher than those in the benchmark (7.9%), while the projected earnings growth rate of our holdings (15.6%) was lower than that of the index (18.5%). Also, the fund’s 12-month forward price/earnings ratio (31.8) was materially lower than that of the index (40.9). In addition, the fund’s return on equity (ROE) was considerably higher (14.8%) than that of the benchmark (8.4%). ROE, which measures how effectively and efficiently a company and its management are using stockholder equity, is one of several important metrics that we consider when making investment decisions.

As shown in the Sector Diversification table on page 6, the portfolio’s sector allocations at the end of June were very similar to those of the index. Most of the fund’s assets were invested in the health care, information technology, consumer discretionary, and industrials and business services sectors. We aim to outperform through stock selection instead of sector bets, and we believe sector neutrality versus the benchmark helps us avoid risks due to large moves in any individual sector. However, we may occasionally have small overweights or underweights. As of June 30, we had an overweight to the health care sector and an underweight to communication services.

Since the end of 2020, we added several new holdings to the portfolio based on our quantitative analysis. These included: Floor & Decor Holdings, a low-cost, specialty retailer of hard surface flooring, decorative accessories, and installation materials; Darling Ingredients, a rendering company with an attractive positioning in the market for renewable diesel; and Louisiana-Pacific, a maker of building materials and engineered wood products for the homebuilding market. We also added to existing positions in LPL Financial Holdings, which provides brokerage, custody, clearing, research, and trading services to thousands of financial advisors, and Allegiant Travel Company, a niche leisure airline and travel package business that connects customers in smaller markets with major destinations.

We sold a number of holdings due to merger and acquisition activity, including Inphi, a pure-play optical communications and networking semiconductor designer; PRA Health Sciences, a leading high-quality contract research organization providing outsourced clinical development services to pharmaceutical and biotechnology companies; and Lydall, a supplier of automotive materials and industrial filtration media. Also, we trimmed our stakes in various companies, such as Casey’s General Stores, one of the largest U.S. convenience store operators, and Kemper, a Chicago-based multiline insurance company. Sales are often prompted by declining rankings in our model, by position sizes becoming too large, or when a stock’s market capitalization approaches the upper limits of the small-cap universe.

What is portfolio management’s outlook?

An acceleration in the pace of coronavirus vaccinations has led to almost a full U.S. economic reopening. The economy has benefited over the last few quarters from stimulus provided by the federal government and the Federal Reserve, particularly measures that were directed toward individuals. Many sectors that were beneficiaries of the stimulus have rallied in anticipation of stronger growth. We do not expect any more stimulus, and the enhanced unemployment benefits are likely to end during the third quarter. As valuations are relatively full, future stock price appreciation could depend greatly on continued earnings growth. Also, a large infrastructure spending proposal is being negotiated in Washington, D.C. Its impact, if passed into law, may be felt over a decade.

In light of robust payroll growth and a pickup in inflation, the Fed has signaled that short-term interest rates could increase sooner than the previous target of 2024. However, policymakers probably want to see more economic improvement before reducing their stimulus efforts. We should get better signals about the Fed’s intentions by the end of the summer. While inflation is currently above the Fed’s long-term target of 2%, we have seen a significant and unexpected decline in intermediate- and long-term interest rates. This flattening of the Treasury yield curve might result in a shift away from value stocks and from those companies that could benefit from interest rate increases.

The investment landscape has changed dramatically due to the pandemic, and volatility in the past 18 months has been extraordinary at times, but we can assure you that our long-standing investment strategy and stock-selection process remain the same. We take macroeconomic events into account in the course of monitoring portfolio risks, and we believe that having a bottom-up stock-selection process, and not relying on sector bets versus our benchmark, helps us avoid risks due to large moves in any one sector. We continue to look for high-quality stocks of companies that generate good cash flows and are judicious in deploying capital. We believe that such companies will persevere through challenging economic and financial conditions and distinguish themselves over time with strong operating and share price performance relative to lower-quality businesses. We are grateful for your continued confidence in our investment management abilities.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE FUND

Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the U.S. stock market, such as when the U.S. financial markets decline, or because of factors that affect a particular company or industry.

Because the fund invests primarily in securities issued by small-cap companies, it is likely to be more volatile than a fund that focuses on securities issued by larger companies. Small companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions, and their securities may be difficult to trade.

Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

The fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the advisor may not be successful in selecting companies for investment or determining the weighting of particular stocks in the fund’s portfolio. Any of these factors could cause the fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

BENCHMARK INFORMATION

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/21
Texas Pacific Land	1.0%
Repligen	0.9
Medpace Holdings	0.9
Five9	0.9
Boston Beer	0.9
Deckers Outdoor	0.9
Entegris	0.8
Churchill Downs	0.8
Primerica	0.8
Manhattan Associates	0.8
Euronet Worldwide	0.8
Casella Waste Systems	0.8
Pool	0.8
Ensign	0.7
TopBuild	0.7
Crocs	0.7
Novanta	0.7
Omnicell	0.7
RH	0.7
Amedisys	0.7
Texas Roadhouse	0.7
Exponent	0.6
Cable One	0.6
Performance Food	0.6
Fair Isaac	0.6
Total	**19.1%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

June 30, 2021 (Unaudited)

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 99.3%		
COMMUNICATION SERVICES 2.6%		
Diversified Telecommunication Services 0.5%		
Cogent Communications Holdings	366,500	28,180
Iridium Communications (1)	541,100	21,639
		49,819
Entertainment 1.0%		
Cinemark Holdings (1)	1,041,800	22,867
Madison Square Garden Entertainment (1)	368,500	30,943
Zynga, Class A (1)	4,953,500	52,656
		106,466
Media 1.1%		
Cable One	34,600	66,183
Nexstar Media Group, Class A	166,900	24,681
TechTarget (1)	344,700	26,711
		117,575
Total Communication Services		273,860
CONSUMER DISCRETIONARY 16.7%		
Auto Components 0.9%		
Adient (1)	478,800	21,642
LCI Industries	227,000	29,832
Patrick Industries	616,550	45,008
		96,482
Distributors 0.8%		
Pool	170,100	78,018
		78,018
Diversified Consumer Services 0.9%		
Bright Horizons Family Solutions (1)	232,361	34,183
frontdoor (1)	350,603	17,467
Legalzoom.com (1)	67,917	2,571
Terminix Global Holdings (1)	795,206	37,939
		92,160
Hotels, Restaurants & Leisure 6.2%		
Bloomin' Brands (1)	1,269,500	34,454
Boyd Gaming (1)	920,300	56,589
Brinker International (1)	433,400	26,806
Choice Hotels International	365,700	43,467
Churchill Downs	430,040	85,260
Dine Brands Global (1)	202,700	18,091
Domino's Pizza	17,987	8,391

Hilton Grand Vacations (1)	638,400	26,423
Papa John's International	393,800	41,128
Penn National Gaming (1)	195,082	14,922
Planet Fitness, Class A (1)	596,700	44,902
SeaWorld Entertainment (1)	476,500	23,796
Six Flags Entertainment (1)	411,200	17,797
Texas Roadhouse	707,900	68,100
Travel + Leisure	579,400	34,445
Vail Resorts (1)	155,730	49,292
Wendy's	1,955,900	45,807
		639,670
Household Durables 2.6%		
Cavco Industries (1)	66,910	14,867
Helen of Troy (1)	209,600	47,814
Installed Building Products	113,400	13,875
LGI Homes (1)	299,400	48,485
Tempur Sealy International	1,649,500	64,644
TopBuild (1)	379,800	75,117
		264,802
Internet & Direct Marketing Retail 0.3%		
RealReal (1)	72,900	1,440
Stamps.com (1)	134,400	26,919
		28,359
Leisure Products 0.6%		
Brunswick	622,640	62,027
		62,027
Specialty Retail 2.8%		
Abercrombie & Fitch, Class A (1)	699,500	32,478
Academy Sports & Outdoors (1)	350,800	14,467
Asbury Automotive Group (1)	245,800	42,123
Burlington Stores (1)	142,400	45,851
Dick's Sporting Goods	196,000	19,637
Floor & Decor Holdings, Class A (1)	516,500	54,594
Murphy USA	90,000	12,003
RH (1)	103,282	70,129
		291,282
Textiles, Apparel & Luxury Goods 1.6%		
Crocs (1)	627,700	73,139
Deckers Outdoor (1)	230,900	88,682
		161,821
Total Consumer Discretionary		1,714,621

CONSUMER STAPLES 3.7%		
Beverages 1.2%		
Boston Beer, Class A (1)	88,100	89,933
Coca-Cola Consolidated	70,100	28,189
		118,122
Food & Staples Retailing 1.0%		
Casey's General Stores	168,700	32,836
Performance Food Group (1)	1,353,300	65,621
		98,457
Food Products 1.5%		
Darling Ingredients (1)	707,500	47,756
Hain Celestial Group (1)	726,400	29,143
J & J Snack Foods	242,681	42,326
John B. Sanfilippo & Son	191,500	16,961
Sanderson Farms	104,700	19,681
		155,867
Total Consumer Staples		372,446
ENERGY 2.6%		
Energy Equipment & Services 0.2%		
Cactus, Class A	561,067	20,602
		20,602
Oil, Gas & Consumable Fuels 2.4%		
APA	1,787,300	38,659
Matador Resources	522,600	18,819
PDC Energy	951,900	43,588
Renewable Energy Group (1)	216,200	13,478
Targa Resources	704,600	31,319
Texas Pacific Land	62,800	100,464
		246,327
Total Energy		266,929
FINANCIALS 4.2%		
Banks 1.3%		
Ameris Bancorp	290,600	14,713
First Bancorp	423,500	17,326
Signature Bank	174,400	42,841
Western Alliance Bancorp	590,200	54,800
		129,680
Capital Markets 1.2%		
Cboe Global Markets	73,800	8,786
FactSet Research Systems	43,800	14,700
LPL Financial Holdings	434,300	58,622

MarketAxess Holdings	96,200	44,597
		126,705
Consumer Finance 0.5%		
Green Dot, Class A (1)	223,800	10,485
PROG Holdings	289,559	13,937
SLM	1,394,800	29,207
		53,629
Insurance 1.2%		
eHealth (1)	170,300	9,946
Kemper	66,000	4,877
Palomar Holdings (1)	196,262	14,810
Primerica	538,600	82,481
Selectquote (1)	520,700	10,029
		122,143
Total Financials		432,157
HEALTH CARE 26.6%		
Biotechnology 11.7%		
ACADIA Pharmaceuticals (1)	729,912	17,803
Acceleron Pharma (1)	441,879	55,451
Agios Pharmaceuticals (1)(2)	385,081	21,222
Alector (1)	391,726	8,160
Alkermes (1)	932,700	22,870
Allogene Therapeutics (1)	380,701	9,929
Amicus Therapeutics (1)	1,481,700	14,284
Apellis Pharmaceuticals (1)	401,900	25,400
Arcturus Therapeutics Holdings (1)(2)	89,926	3,043
Biohaven Pharmaceutical Holding (1)	265,100	25,736
Blueprint Medicines (1)	374,685	32,957
CareDx (1)	338,571	30,986
ChemoCentryx (1)	313,125	4,193
CRISPR Therapeutics (1)	208,458	33,747
Deciphera Pharmaceuticals (1)	234,000	8,567
Denali Therapeutics (1)	498,000	39,063
Emergent BioSolutions (1)	394,400	24,843
Enanta Pharmaceuticals (1)	76,336	3,360
Epizyme (1)	122,900	1,021
Exact Sciences (1)	295,742	36,764
Exelixis (1)	803,800	14,645
Fate Therapeutics (1)	387,500	33,631
FibroGen (1)	322,600	8,591
Generation Bio (1)	432,100	11,623
Global Blood Therapeutics (1)	437,390	15,317
Halozyme Therapeutics (1)	1,122,900	50,991

Horizon Therapeutics (1)	443,500	41,529
IGM Biosciences (1)	144,652	12,035
Insmed (1)	1,052,593	29,957
Intellia Therapeutics (1)	375,496	60,797
Invitae (1)(2)	1,008,300	34,010
Ionis Pharmaceuticals (1)	308,300	12,298
Iovance Biotherapeutics (1)	649,258	16,894
Karuna Therapeutics (1)	102,465	11,680
Karyopharm Therapeutics (1)	247,680	2,556
Kodiak Sciences (1)	415,232	38,617
Kymera Therapeutics (1)	64,600	3,133
Madrigal Pharmaceuticals (1)	55,400	5,397
Mersana Therapeutics (1)	271,500	3,687
Mirati Therapeutics (1)	211,597	34,179
Neurocrine Biosciences (1)	193,326	18,814
Novavax (1)	102,100	21,677
Nurix Therapeutics (1)	149,300	3,961
Prothena (1)	328,930	16,910
PTC Therapeutics (1)	480,600	20,315
Replimune Group (1)	308,539	11,854
Rocket Pharmaceuticals (1)	288,929	12,797
Sage Therapeutics (1)	214,259	12,172
Sarepta Therapeutics (1)	207,400	16,123
Scholar Rock Holding (1)	271,773	7,854
Seagen (1)	132,100	20,856
TG Therapeutics (1)	500,501	19,414
Turning Point Therapeutics (1)	307,924	24,024
Twist Bioscience (1)	221,296	29,488
Ultragenyx Pharmaceutical (1)	602,885	57,485
uniQure (1)	355,700	10,956
Xencor (1)	473,600	16,334
Zentalis Pharmaceuticals (1)	148,511	7,901
Zymeworks (1)	238,900	8,287
		1,198,188
Health Care Equipment & Supplies 4.8%		
AtriCure (1)	307,600	24,402
CONMED	158,000	21,714
Globus Medical, Class A (1)	649,700	50,371
Haemonetics (1)	396,100	26,396
ICU Medical (1)	237,998	48,980
Lantheus Holdings (1)	133,800	3,698
Merit Medical Systems (1)	639,800	41,369
Nevro (1)	239,000	39,624
NuVasive (1)	284,900	19,311
Penumbra (1)	150,800	41,328

Quidel (1)	87,200	11,172
Shockwave Medical (1)	227,300	43,126
STERIS	123,966	25,574
Tandem Diabetes Care (1)	573,200	55,830
West Pharmaceutical Services	106,600	38,280
		491,175
Health Care Providers & Services 4.3%		
Addus HomeCare (1)	307,100	26,791
Amedisys (1)	281,100	68,850
AMN Healthcare Services (1)	620,200	60,147
Chemed	50,100	23,773
CorVel (1)	262,366	35,236
Ensign Group	886,400	76,824
ModivCare (1)	145,500	24,745
Molina Healthcare (1)	205,000	51,877
Pennant Group (1)	631,900	25,845
Surgery Partners (1)	327,300	21,805
U.S. Physical Therapy	262,200	30,381
		446,274
Health Care Technology 1.2%		
Certara (1)	389,473	11,034
Inspire Medical Systems (1)	166,700	32,216
Omnicell (1)	467,600	70,818
Phreesia (1)	233,700	14,326
		128,394
Life Sciences Tools & Services 3.3%		
Adaptive Biotechnologies (1)	425,700	17,394
Bruker	221,800	16,852
Charles River Laboratories International (1)	154,900	57,300
Medpace Holdings (1)	522,900	92,360
NeoGenomics (1)	1,155,500	52,194
Quanterix (1)	184,500	10,823
Repligen (1)	464,100	92,644
		339,567
Pharmaceuticals 1.3%		
Arvinas (1)	240,665	18,531
Axsome Therapeutics (1)	166,000	11,198
Catalent (1)	495,041	53,524
Nektar Therapeutics (1)	298,500	5,122
Pacira BioSciences (1)	250,600	15,206
Reata Pharmaceuticals, Class A (1)	121,843	17,245

Supernus Pharmaceuticals (1)	434,100	13,366
		134,192
Total Health Care		2,737,790
INDUSTRIALS & BUSINESS SERVICES 15.7%		
Aerospace & Defense 1.4%		
Curtiss-Wright	272,900	32,410
Hexcel (1)	329,000	20,530
Mercury Systems (1)	298,500	19,784
Moog, Class A	320,000	26,899
Teledyne Technologies (1)	99,930	41,854
		141,477
Air Freight & Logistics 0.4%		
XPO Logistics (1)	312,000	43,646
		43,646
Airlines 0.3%		
Allegiant Travel (1)	146,400	28,402
		28,402
Building Products 1.8%		
AAON	311,100	19,472
Builders FirstSource (1)	818,600	34,921
CSW Industrials	109,800	13,007
Gibraltar Industries (1)	468,100	35,721
Trex (1)	328,800	33,606
UFP Industries	608,000	45,199
		181,926
Commercial Services & Supplies 2.0%		
Casella Waste Systems, Class A (1)	1,232,200	78,158
IAA (1)	955,100	52,091
MSA Safety	234,500	38,829
UniFirst	158,000	37,073
		206,151
Construction & Engineering 0.9%		
Comfort Systems USA	440,600	34,715
EMCOR Group	445,400	54,869
		89,584
Electrical Equipment 0.6%		
Array Technologies (1)	406,729	6,345
Atkore (1)	534,643	37,960
Shoals Technologies Group, Class A (1)	434,876	15,438
		59,743

Machinery 3.9%		
Albany International, Class A	472,300	42,158
Douglas Dynamics	522,100	21,244
Federal Signal	222,100	8,935
Graco	481,110	36,420
Hydrofarm Holdings Group (1)	65,944	3,898
John Bean Technologies	378,100	53,925
Kadant	180,900	31,855
Lincoln Electric Holdings	183,100	24,116
RBC Bearings (1)	169,400	33,782
SPX (1)	479,600	29,294
Terex	394,400	18,781
Toro	407,100	44,732
Woodward	322,330	39,608
Xometry, Class A (1)	94,362	8,246
		396,994
Professional Services 2.5%		
ASGN (1)	534,500	51,809
Booz Allen Hamilton Holding	468,700	39,924
CACI International, Class A (1)	206,000	52,555
Exponent	743,116	66,293
Insperity	393,600	35,570
Upwork (1)	240,300	14,007
		260,158
Road & Rail 0.9%		
Landstar System	177,000	27,970
Saia (1)	301,500	63,161
		91,131
Trading Companies & Distributors 1.0%		
McGrath RentCorp	305,300	24,903
SiteOne Landscape Supply (1)	294,400	49,830
Watsco	114,000	32,677
		107,410
Total Industrials & Business Services		1,606,622
INFORMATION TECHNOLOGY 21.2%		
Communications Equipment 0.5%		
Lumentum Holdings (1)	149,500	12,263
Ubiquiti	117,600	36,714
		48,977
Electronic Equipment, Instruments & Components 3.4%		
Advanced Energy Industries	424,800	47,879
Cognex	465,300	39,108

ePlus (1)	92,900	8,054
Fabrinet (1)	320,300	30,707
Littelfuse	246,000	62,678
Novanta (1)	534,200	71,989
OSI Systems (1)	313,800	31,895
Zebra Technologies, Class A (1)	106,800	56,550
		348,860
IT Services 2.2%		
Broadridge Financial Solutions	100,300	16,201
Euronet Worldwide (1)	578,300	78,273
ExlService Holdings (1)	390,800	41,526
Gartner (1)	54,300	13,151
Maximus	352,400	31,001
Perficient (1)	88,100	7,085
Repay Holdings (1)	602,900	14,494
WEX (1)	121,220	23,505
		225,236
Semiconductors & Semiconductor Equipment 5.2%		
Brooks Automation	482,500	45,973
Cirrus Logic (1)	409,430	34,851
CMC Materials	188,600	28,429
Diodes (1)	381,400	30,424
Entegris	696,900	85,698
FormFactor (1)	1,039,500	37,900
Kulicke & Soffa Industries	371,700	22,748
Lattice Semiconductor (1)	983,600	55,259
MaxLinear (1)	644,700	27,393
MKS Instruments	300,100	53,403
Monolithic Power Systems	79,707	29,767
Onto Innovation (1)	277,300	20,254
Power Integrations	684,600	56,178
SiTime (1)	75,100	9,507
		537,784
Software 9.5%		
ACI Worldwide (1)	1,180,200	43,833
Alarm.com Holdings (1)	206,800	17,516
Altair Engineering, Class A (1)	102,100	7,042
Aspen Technology (1)	315,600	43,408
Blackbaud (1)	394,300	30,191
Blackline (1)	146,500	16,301
Box, Class A (1)	1,014,300	25,915
CommVault Systems (1)	447,700	34,997
Descartes Systems Group (1)	629,400	43,529
Digital Turbine (1)	645,500	49,077

DoubleVerify Holdings (1)	232,251	9,833
Envestnet (1)	597,600	45,334
Fair Isaac (1)	130,200	65,449
Five9 (1)	494,300	90,650
Fortinet (1)	87,800	20,913
J2 Global (1)	201,940	27,777
Manhattan Associates (1)	560,300	81,154
nCino (1)	178,700	10,708
Paylocity Holding (1)	146,700	27,990
Pegasystems	272,100	37,874
Proofpoint (1)	51,900	9,018
PTC (1)	220,250	31,112
Qualys (1)	425,500	42,844
Sapiens International	833,500	21,896
SPS Commerce (1)	522,300	52,152
SS&C Technologies Holdings	428,800	30,899
Tyler Technologies (1)	75,000	33,928
Workiva (1)	204,000	22,711
		974,051
Technology Hardware, Storage & Peripherals 0.4%		
NCR (1)	841,200	38,367
		38,367
Total Information Technology		2,173,275
MATERIALS 3.7%		
Chemicals 2.0%		
Chase	227,300	23,323
Element Solutions	1,220,000	28,524
HB Fuller	270,800	17,226
Ingevity (1)	380,700	30,974
Innospec	108,300	9,813
Quaker Chemical	189,000	44,829
Scotts Miracle-Gro	170,600	32,741
Stepan	149,338	17,961
		205,391
Construction Materials 0.5%		
Eagle Materials	334,800	47,578
		47,578
Containers & Packaging 0.3%		
Berry Global Group (1)	449,000	29,284
		29,284
Metals & Mining 0.6%		
Alcoa (1)	1,352,500	49,826

The accompanying notes are an integral part of these financial statements.

June 30, 2021 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Quantitative Management Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The QM U.S. Small-Cap Growth Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies. The fund has three classes of shares: the QM U.S. Small-Cap Growth Equity Fund (Investor Class), the QM U.S. Small-Cap Growth Equity Fund–Advisor Class (Advisor Class), and the QM U.S. Small-Cap Growth Equity Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/ or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund's own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs On June 30, 2021, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their fair values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2021, the value of loaned securities was $1,022,000; the value of cash collateral and related investments was $1,046,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,884,268,000 and $2,438,924,000, respectively, for the six months ended June 30, 2021.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2021, the cost of investments for federal income tax purposes was $6,594,120,000. Net unrealized gain aggregated $3,699,383,000 at period-end, of which $3,933,173,000 related to appreciated investments and $233,790,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At June 30, 2021, the effective annual group fee rate was 0.28%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the six months ended June 30, 2021, expenses incurred pursuant to these service agreements were $35,000 for Price Associates; $557,000 for T. Rowe Price Services, Inc.; and $114,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Effective January 1, 2020, Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the six months ended June 30, 2021, this reimbursement amounted to $166,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 6 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations and supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operation systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at a meeting held on March 8–9, 2021 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2020, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other direct and indirect benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Advisor bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the first quintile (Investor Class Expense Group, Expense Universe, and Advisor Class Expense Group), and the fund’s total expenses ranked in first quintile (Investor Class Expense Group, Expense Universe, and Advisor Class Expense Group).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Quantitative Management Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	August 17, 2021